Unaudited Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Net income:	$ 205,547	$ 216,258
Other comprehensive income:
Unrealized gain / (loss) on cash flow hedges, net (Notes 22 and 24)	2,268	(9,234)
Reclassification of amount excluded from the interest rate caps assessment of effectiveness based on an amortization approach to Interest and finance costs (Notes 20, 22 and 24)	3,060	1,272
Effective portion of changes in fair value of cash flow hedges (Notes 22 and 24)	265	365
Amounts reclassified from Net settlements on interest rate swaps qualifying for hedge accounting to Depreciation (Note 24)	31	31
Other comprehensive income / (loss) for the period	5,624	(7,566)
Total comprehensive income for the period	211,171	208,692
Comprehensive (income) / loss attributable to the non-controlling interest (Notes 16 and 18)	(1,351)	3,997
Total comprehensive income for the period attributable to Costamare Inc.	$ 209,820	$ 212,689